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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 26, 2005

                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                   0-24548                63-1120122
    (State or Other Jurisdiction        (Commission            (IRS Employer
          of Incorporation)             File Number)        Identification No.)

           900 West Main Street
               Dothan, Alabama                                 36301
  (Address of Principal executive offices)                   (Zip Code)

               Registrant's telephone number, including area code
                                 (334) 677-2108


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     On April 26, 2005, the Company announced pricing of its institutional private placement of $325.0 million of 11% senior notes due 2012. The company will also enter into a new senior secured credit facility in connection with the issuance of the notes. The offering and the entry into the new credit facility is expected to close on April 27, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 9.01. The information furnished in this Item 9.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     99.1   Press Release dated April 26, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MOVIE GALLERY, INC.

Date:  April 26, 2005

                                              BY: /s/ Ivy M. Jernigan
                                                  ------------------------------
                                                  Ivy M. Jernigan
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

                    99.1    Press Release dated April 26, 2005